UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 26, 2017

Date of Report (Date of earliest event reported)

AGRO CAPITAL MANAGEMENT CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-185928	33-1230673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Reitler Kailas & Rosenblatt LLC 885 Third Ave., 20th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 209-3050

Registrant’s telephone number, including area code

____________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 26, 2017, Michael Gillespie & Associates, PLLC (“MG&A”) informed Agro Capital Management Corp., a Nevada corporation (the “Company”), that MG&A has resigned as our independent registered public accounting firm effective as of that date. We have accepted MG&A’s resignation.

The reports of MG&A on our financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except as set forth below.

The reports of MG&A on our financial statements as of and for the years ended December 31, 2016 and 2015 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern as we have limited operations and have yet to attain profitability. Furthermore, in conjunction with the review of our June 30, 2017 financial statements, MG&A advised our management on August 18, 2017 that our previously filed consolidated financial statements as of and for the quarterly period ended March 31, 2017 needed to be restated. The restatement results from errors in accounting for shares issued as compensation by us during 2017 (the “Shares”). We failed to record as compensation expense the issuance of the Shares. We therefore will restate our financial statements for the quarterly period ended March 31, 2017 to correct the accounting for the issuance of the Shares. However, there was disagreement over whether the issuance of the Shares had been properly documented. This disagreement was reported to our board of directors and has not been resolved to MG&A’s satisfaction prior to its resignation. We have authorized MG&A to respond fully to the inquiries of the successor independent registered public accounting firm concerning the subject matter of the disagreement.

In response to our request, MG&A has furnished us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of this letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Our board of directors will now formally commence a search to select a new independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from independent accountant pursuant to Item 4.01(a) of Form 8-K

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, the Company’s expectations regarding future financial performance and liquidity, its long-term strategy, restructuring and other initiatives, and future operations or operating results. These statements often can be identified by the use of terms such as “may,” “should,” “could,” “will,” “expect,” “believe,” “planned,” “anticipate,” “estimate,” “project,” “intend,” “forecast,” “approximate” or “continue,” or similar expressions. Although the Company believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the Company cannot assure that actual results will not differ materially from its expectations. The Company assumes no responsibility to update forward-looking statements made herein or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRO CAPITAL MANAGEMENT, CORP.

DATE: August 30, 2017

By:	/s/ Badurul Hisam Bin Samsuddin
Name:	Badurul Hisam Bin Samsuddin
Title:	CEO

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